Supplement to the
Fidelity® Inflation-Protected Bond Fund
Class A, Class M, Class C and Class I
May 30, 2017
As Revised December 8, 2017
Summary Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Salem Street Trust has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) between Fidelity® Inflation-Protected Bond Fund and Fidelity® Inflation-Protected Bond Index Fund pursuant to which Fidelity® Inflation-Protected Bond Fund would be reorganized on a tax-free basis with and into Fidelity® Inflation-Protected Bond Index Fund.

As a result of the proposed Reorganization, shareholders of each class of Fidelity® Inflation-Protected Bond Fund would receive Investor Class shares of Fidelity® Inflation-Protected Bond Index Fund.

The Agreement provides for the transfer of all of the assets of Fidelity® Inflation-Protected Bond Fund in exchange for shares of Fidelity® Inflation-Protected Bond Index Fund equal in value to the net assets of Fidelity® Inflation-Protected Bond Fund and the assumption by Fidelity® Inflation-Protected Bond Index Fund of all of the liabilities of Fidelity® Inflation-Protected Bond Fund. After the exchange, Fidelity® Inflation-Protected Bond Fund will distribute the Fidelity® Inflation-Protected Bond Index Fund shares to its shareholders pro rata, in liquidation of Fidelity® Inflation-Protected Bond Fund. As a result, shareholders of Fidelity® Inflation-Protected Bond Fund will become shareholders of Fidelity® Inflation-Protected Bond Index Fund (these transactions are collectively referred to as the “Reorganization”).

A Special Meeting (the “Meeting”) of the Shareholders of Fidelity® Inflation-Protected Bond Fund is expected to be held during the third quarter of 2018 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Fidelity® Inflation-Protected Bond Fund in advance of the meeting.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied the Reorganization is expected to take place on or about August 24, 2018. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity® Inflation-Protected Bond Index Fund please call 1-800-544-8544. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission’s web site (www.sec.gov).

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.

AIFB-SUM-18-02 1.9881429.106	June 1, 2018